SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        February 2, 2004

BEVERLY NATIONAL CORPORATION

(Name of registrant as specified in its charter)

A Massachusetts Corporation	33-22224-B	04-2832201
(State or other jurisdiction of incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

240 Cabot Street Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code         (978) 922-2l00

N/A

(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report

Beverly National Corporation

Item 12.    Results of Operations and Financial Condition.

On February 2, 2004 Beverly National Corporation (the “Company”) issued a press release announcing its financial results for the year and quarter ended December 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Exhibit Index		Page
99.1	Press Release dated February 2, 2004	3

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BEVERLY NATIONAL CORPORATION

Dated: February 2, 2004	By:	/s/ PETER E. SIMONSEN
Peter E. Simonsen Treasurer

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